UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2009 hhgregg, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33600

Delaware	20-8819207
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4151 East 96th Street

Indianapolis, Indiana 46240

(Address of principal executive offices, including zip code)

(317) 848-8710

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 20, 2009, hhgregg, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC and Barclays Capital Inc. as representatives of the several underwriters identified therein (the “Underwriters”), pursuant to which the Company has agreed to sell 3,500,000 shares of its common stock, par value $0.0001 per share (the “Common Stock”), to the Underwriters at a public offering price of $16.50 per share. The Underwriters also have an option to purchase up to an additional 525,000 shares of Common Stock to cover over-allotments, if any, within 30 days.

The net estimated proceeds from this offering will be approximately $53.5 million ($61.7 million if the underwriters’ over-allotment option is exercised in full). The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties.

The offering was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration statement on Form S-3 declared effective by the Securities and Exchange Commission (the “SEC”) on July 14, 2009 (File No. 333-160421, the “Registration Statement”).

The foregoing description of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement which is incorporated herein by reference and is attached hereto as Exhibit 1.1.

Item 8.01.	Other Events.

The Opinion of Bingham McCutchen LLP as to the validity of the shares of Common Stock offered and sold pursuant to the Registration Statement is filed herewith and is incorporated by reference into the Registration Statement.

A copy of the Company’s press release announcing the pricing of the offering is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement dated July 20, 2009, among hhgregg, Inc., and Credit Suisse Securities (USA) LLC and Barclays Capital Inc., as representatives of the several underwriters identified on Schedule A thereto.

5.1	Opinion of Bingham McCutchen LLP.

23.1	Consent of Bingham McCutchen LLP (included in its opinion filed as Exhibit 5.1 hereto).

99.1	Press Release dated July 20, 2009, of hhgregg, Inc.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

hhgregg, Inc.

Date: July 21, 2009	By:	/s/ Jeremy J. Aguilar
Jeremy J. Aguilar
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated July 20, 2009, among hhgregg, Inc., and Credit Suisse Securities (USA) LLC and Barclays Capital Inc., as representatives of the several underwriters identified on Schedule A thereto.

5.1	Opinion of Bingham McCutchen LLP.

23.1	Consent of Bingham McCutchen LLP (included in its opinion filed as Exhibit 5.1 hereto).

99.1	Press Release dated July 20, 2009, of hhgregg, Inc.